SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 27, 2004
                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                              1-9516             13-3398766
----------------                    --------            ---------------
(State of Organization)      (Commission File Number)   (IRS Employer
                                                        Identification Number)

                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                     ---------------------------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (914) 242-7700
                               ------------------
              (Registrant's telephone number, including area code)

                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On May 27, 2004 the Company issued a press release, a copy of which is filed as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         EXHIBIT NO.    DESCRIPTION
99.1     Press Release of American Real Estate Partners, L.P., dated May 27,
         2004

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN REAL ESTATE PARTNERS, L.P.
                                    (Registrant)

                                    By:     American Property Investors, Inc.
                                            General Partner

                                            By:     /s/  John P. Saldarelli
                                                     John P. Saldarelli
                                            Chief Financial Officer, Secretary
                                                and Treasurer

Dated:  May 27, 2004

                                                                   Exhibit 99.1



Contact: John P. Saldarelli
         Secretary and Treasurer
         (914) 242-7700

                              FOR IMMEDIATE RELEASE

        American Casino & Entertainment Properties Closes Acquisition of
                     Arizona Charlie's Casinos in Las Vegas

     MOUNT KISCO, N.Y., May 27, 2004--American Real Estate Partners, L.P. (NYSE:ACP) ("AREP") announced today that American Casino & Entertainment Properties LLC ("American Casino"), an indirect wholly-owned subsidiary, has closed its previously announced acquisition of Arizona Charlie's Decatur and Arizona Charlie's Boulder, two casinos in Las Vegas, from Carl C. Icahn and an entity affiliated with Mr. Icahn for an aggregate consideration of $125,900,000. In addition, American Real Estate Holdings Limited Partnership ("AREH"), a subsidiary of AREP, has transferred 100% of the common stock of Stratosphere Corporation, the entity that owns the Stratosphere Casino Hotel & Tower, to American Casino. As a result, following the acquisition and the contribution, American Casino now owns and operates three gaming and entertainment properties in the Las Vegas metropolitan area.

     In connection with the closing, the net proceeds of American Casino's previously announced offering of senior secured notes due 2012 in the aggregate principal amount of $215 million were released from escrow. American Casino has used the funds released from the escrow account to pay the acquisition purchase price and to repay certain indebtedness of Stratosphere Corporation to AREH, and will use the remaining funds to fund distributions to its direct parent, American Entertainment Properties Corp., a wholly-owned subsidiary of AREH.

     AREP is a master limited partnership.

     This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict. Among these risks and uncertainties are changes in general economic conditions, market and competitive conditions, the extent, duration and strength of any economic recovery and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2003 Form 10-K, Form 10-Qs and Form 8-Ks.